                                                                     EXHIBIT 4.1
                                                                     -----------

                                 COMMON STOCK
                                   FBA 15006
                      THIS CERTIFICATE IS TRANSFERABLE IN
                           BOSTON, MA OR NEW YORK, NY

                                  COMMON STOCK
                   SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                    STATEMENT AS TO THE RIGHTS, PREFERENCES,
                     PRIVILEGES AND RESTRICTIONS ON SHARES
                               CUSIP 004311 10 2

                           [ACCESS LOGO APPEARS HERE]
                                 ACCESS HEALTH
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

                              ACCESS HEALTH, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

                       [INCORPORATION SEAL APPEARS HERE]

Dated:

/s/ JULIE A. BROOKS                       /s/ THOMAS E. GARDNER
------------------------------           -------------------------------------
Julie A. Brooks                          Thomas E. Gardner
SECRETARY                                PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR

BY
---------------------------------
AUTHORIZED SIGNATURE
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                              ACCESS HEALTH, INC.

    The corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Corporation at the offices in Boston, MA or New York, NY.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JTTEN   - as joint tenancy with right of survivorship and not as tenants in common
    COMPROP - as community property

    UNIF GIFT MIN ACT - __________________ Custodian ___________________
                             (Cust.)                      (Minor)
                       under Uniform Gifts to Minors
                       Act ____________________________________________
                                         (State)

    UNIF TRF MIN ACT - _____________ Custodian (age) __________________
                         (Cust.)
                      _________________________ under Uniform Transfers
                              (Minor)
                      to Minors Act ___________________________________
                                                (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________ X _________________________________________________

                            X _________________________________________________

                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN PARTICULAR, WITHOUT ALTERATION
                            OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY ANY ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH APPROVED SIGNATORY GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC
REGULATIONS.